SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report:  September 11, 2003

(Date of earliest event reported)

HILTON HOTELS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-3427	36-2058176
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9336 Civic Center Drive Beverly Hills, California 90210
(Address of principal executive offices, including zip code)

(310) 278-4321
(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

Registrant issued the following release on September 11, 2003, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

99.1  Press release regarding stock option exercise and hold.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 11, 2003
HILTON HOTELS CORPORATION

By:	/s/ Madeleine A. Kleiner
Madeleine A. Kleiner
Executive Vice President and General Counsel